                                                                    Exhibit 99.2



            AGREEMENT TO ISSUE WARRANT AND GRANT OF SECURITY INTEREST

      This Agreement (the "Agreement") is made as of March 9, 2001 by and between SCIENTIFIC LEARNING CORPORATION, a Delaware corporation (the "Company"), and WPV, INC., a Delaware corporation (the "Investor"). The parties hereby agree as follows:

1.    ISSUANCE OF WARRANTS.

      In consideration of the Investor's delivery of a guaranty (the "Guaranty") of a $15,000,000.00 revolving line of credit extended by Fleet National Bank (the "Bank") to the Company (the "Credit Line"), and the Investor's causing the issuance by the Chase Manhattan Bank USA, N.A. (the "Letter of Credit Bank") of an irrevocable and unconditional letter of credit in favor of the Bank for drawings up to but not exceeding $15,000,000.00 to secure the Investor's obligations under the Guaranty (the "Letter of Credit"), each contemporaneous with entering into this Agreement, the Company agrees to issue to the Investor a warrant or warrants to purchase 1,375,000 shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), with an exercise price of $8.00 per share, in all material respects equivalent to the form of warrant attached to this Agreement as Exhibit I (such warrant or warrants, the "Warrants").

2.    THE CLOSING.

      2.1. CLOSING DATE. The closing of the delivery of the Guaranty and the purchase and sale of the Warrant (the "Closing") shall take place on the date hereof contemporaneously with the execution of this Agreement.

      2.2. DELIVERY. At the Closing (a) the Company shall execute and deliver to the Investor the Warrant; (b) the Investor shall deliver to the Bank the Guaranty; and (c) the Investor shall cause the Letter of Credit Bank to issue the Letter of Credit.

3.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

      The Company hereby represents and warrants to the Investor and agrees as follows:

      3.1. CORPORATE POWER. The Company is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business, properties, prospects or financial condition. The Company has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted, to execute and deliver this Agreement, the agreements related to the Credit Line and the Warrants and to carry out and perform its obligations hereunder and thereunder, and to issue and deliver the shares of Common Stock issuable upon exercise of the Warrants.

      3.2. AUTHORIZATION. All corporate action on the part of the Company, its directors and its stockholders necessary for the authorization, execution and delivery of this Agreement, the agreements related to the Credit Line and the Warrants by the Company and the performance of the Company's obligations hereunder and thereunder, including the issuance and delivery of the

Warrants, the reservation of the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") and the issuance of the Warrant Shares upon exercise of the Warrant, has been duly and properly taken. This Agreement and the Warrants, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject only to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws. The Warrant Shares, when issued in compliance with the provisions of the Warrants, will be validly issued, fully paid and nonassessable and free of any liens or encumbrances or restrictions on transfer other than restrictions under applicable state and federal securities laws.

      3.3. GOVERNMENTAL CONSENTS. All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority, required on the part of the Company in connection with the valid execution and delivery of this Agreement, the offer, sale and issuance of the Warrants and the Warrant Shares have been obtained and will be effective at the Closing, except for notices required or permitted to be filed thereafter with certain state and federal securities commissions, which notices shall be filed on a timely basis.

      3.4. OFFERING. Assuming the accuracy of the representations and warranties of the Investor contained in Section 4, the offer, sale and issuance of the Warrants is exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "1933 Act"), and has been registered or qualified (or is exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

      3.5. CAPITALIZATION. The authorized capital of the Company consists of 40,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock. As of December 31, 2000, 11,335,867 shares of Common Stock and no shares of Preferred Stock were issued and outstanding. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable, and were issued in accordance with the registration or qualification provisions of the 1933 Act and any relevant state securities laws or pursuant to valid exemptions therefrom.

      3.6. REGISTRATION RIGHTS. The Company shall use its best efforts to obtain the approvals necessary (other than the approval of Warburg, Pincus Ventures, L.P. ("WP Ventures")) to amend the Amended and Restated Registration Rights Agreement dated as of December 30, 1998 (the "Registration Rights Agreement"), to add the Investor as a party to the Registration Rights Agreement, and to include as "Registrable Securities", in addition to the shares of Common Stock already included in such definition in the Registration Rights Agreement, (i) the Warrant Shares, (ii) all the shares of Common Stock issuable upon exercise of the warrants issued to WP Ventures on June 4, 1998 and October 23, 1998 and
(iii) up to 1,000,000 additional shares of Common Stock that the Investor or WP Ventures now holds or may hereafter acquire (which 1,000,000 additional shares shall be in addition to the shares described in clauses (i) and (ii) of this
Section 3.6).

      3.7. COMPLIANCE WITH OTHER INSTRUMENTS; CONSENTS. The Company is not in violation or default of any provision of its Certificate of Incorporation or Bylaws, or in violation in any material respect of any provision of any mortgage, indenture, agreement, instrument or contract to which it is a party or by which it is bound, or to the best of its knowledge, any federal or state judgment, order, writ, decree, statute, rule, regulation or restriction applicable to the Company. The execution, delivery and performance by the Company of this Agreement, the agreements related to the Credit Line and the Warrant, and the consummation of the transactions contemplated hereby and thereby, will not result in any such violation or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties or be in material conflict with or constitute, with or without the passage of time or giving of notice, either a material default under any such provision or (with the exception of the security interest granted by the Company under this Agreement only) an event that results in the creation of any material lien, charge or encumbrance upon any assets of the Company. The execution, delivery and performance by the Company of this Agreement, the agreements related to the Credit Line and the Warrant, and the consummation of the transactions contemplated hereby and thereby, do not require the Company to obtain any consent or approval of or make any filing with or give any notice to, any person, entity, governmental or judicial authority, except such as have been duly obtained or made.

      3.8. ABSENCE OF CERTAIN DEVELOPMENTS. Since November 13, 2000, the date of the Company's most recent Form 10-Q or as otherwise disclosed to the Investor in a writing from the Company, there has been no: (i) declaration, setting aside or payment of any dividend or other distribution with respect to the capital stock of the Company; (ii) issuance of capital stock, options, warrants, securities convertible or exchangeable for capital stock or rights to acquire capital stock, other than as approved by the Board of Directors of the Company (including the affirmative vote of a representative of Investor); (iii) material litigation or loss, destruction or damage to any property of the Company, whether or not insured; (iv) acceleration or prepayment of any indebtedness for borrowed money or the refunding of any such indebtedness; or (v) acquisition or disposition of any material assets (or any contract or arrangement therefor), or any other material transaction by the Company otherwise than for fair value in the ordinary course of business.

4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR.

      The Investor hereby represents and warrants to the Company and agrees as follows:

      4.1. PURCHASE FOR OWN ACCOUNT. The Investor is acquiring the Warrants and the Warrant Shares (collectively, the "Securities") solely for its own account for investment and not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling, granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

      4.2. INFORMATION AND SOPHISTICATION. The Investor has received all the information it has requested from the Company that it considers necessary or appropriate for deciding whether to acquire the Warrants. The Investor has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Warrants and to obtain any additional information necessary to verify the accuracy of the information given to the Investor. The Investor further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of the investment in the Securities.

      4.3. ABILITY TO BEAR ECONOMIC RISK. The Investor acknowledges that investment in the Securities involves a high degree of risk. The Investor is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

      4.4. LIMITATION ON DISPOSITION. The Investor will not make any disposition of all or any portion of the Securities unless and until:

      (a) There is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

      (b) (i) The Investor has notified the Company of the proposed disposition and has furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, the Investor has furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the 1933 Act.

      4.5. EXPERIENCE. The Investor is an "accredited investor" as such term is defined in Rule 501 of the 1933 Act.

      4.6. CONTINUATION OF GUARANTY. Notwithstanding any language to the contrary in the Guaranty, the Investor shall not revoke or discontinue the Guaranty for the term of the Credit Line; PROVIDED, HOWEVER that the Investor may revoke or discontinue the Guaranty at any time after March 9, 2004. After the term of the Credit Line and until March 9, 2004, the Investor shall use its reasonable best efforts to deliver a guaranty for a replacement revolving line of credit to be obtained by the Company, PROVIDED, HOWEVER, that: (i) the Investor's liability under such replacement guaranty shall not exceed $15,000,000.00; (ii) such replacement credit line shall have terms no less favorable to the Company and the Investor, as guarantor thereof, than the Credit Line; and (iii) the Company shall agree to reimburse the Investor for payments made pursuant to such replacement guaranty and shall grant the Investor security with respect to such obligation of an amount and type equivalent to that granted pursuant to Section 5.2 hereof.

5.    REIMBURSEMENT OF PAYMENTS MADE UNDER GUARANTY AND LETTER OF CREDIT.

      5.1. OBLIGATION TO REIMBURSE INVESTOR FOR PAYMENTS UNDER GUARANTY AND LETTER OF CREDIT.

      (a) The Company hereby agrees to pay to the Investor the full amount of:
      (i) all payments made under or in respect of the Guaranty (each, a "Payment"); (ii) all drawings made under or in respect of the Letter of Credit (each, a "Drawing"); and (iii) all costs and expenses (including court costs and reasonable legal expenses) incurred or expended by the Investor in connection with the making of any Payments or Drawings or their collection from the Company. Each such payment shall be due (x) in the case of amounts due under clauses (i) and (ii) of this Section 5.1(a), on the date of the Payment or Drawing, as the case may be, and (y) in the case of amounts due under clause (iii) of this Section 5.1(a), upon demand. All payments payable by the Company hereunder shall be made in immediately available funds to the account of the Investor at such account as the Investor shall designate from time to time in writing to the Company. Payments due shall be made with interest thereon from the time due or demanded, as applicable, until payment therefor by the Company, at the rate per annum equal to the rate of interest announced by the Bank at its head office in Boston, Massachusetts as its Base Rate, plus 5%; PROVIDED, HOWEVER, that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount. Each change in the Base Rate shall take effect on the date of announcement of any such change. The Company's obligation to make payments pursuant to this Section 5.1(a) shall be absolute and unconditional, and the Company shall make all such payments free of setoff and counterclaim. Payments by the Company pursuant to this Section 5.1(a) may be required by the Investor on any number of occasions. The Company shall make the payments specified above even if there is a dispute about whether the Bank is or was entitled to demand payment under the Guaranty or to make drawings under the Letter of Credit. All such risks of improper or untimely payment under the Guaranty and the Letter of Credit are to be borne by the Company. Nothing in this Section 5.1(a) shall entitle the Investor to receive more than the aggregate of all amounts included in clauses (i), (ii) and (iii) of this Section 5.1(a) in connection with payments under the Guaranty or drawings on the Letter of Credit.

      (b) Notwithstanding anything otherwise to the contrary in Section 5.1(a) hereof, if: (i) a Payment or Drawing has been made because the Maturity Date of the Credit Line was not extended beyond the original expiration date of October 18, 2002 thereof because the Warburg, Pincus Revolving Credit Agreement (as hereinafter defined) has not been renewed or replaced with Fleet as a participant and the Company has not repaid the Credit Line together with accrued interest as required on the Maturity Date; or (ii) a Drawing has been made solely because of the occurrence of the condition specified in Item 2 of the drawing certificate delivered under the Letter of Credit, then the Investor shall not demand repayment from the Company of any amounts payable with respect to Sections 5.1(a)(i), (ii) or (iii) hereof in connection with such Payment or Drawing until the earlier of March 9, 2004 or the occurrence of an Event of Default under the Credit Line resulting in whole or in part from the Company's act or failure to act. As used herein, "Warburg, Pincus Revolving Credit Agreement" shall mean that certain Amended and Restated Revolving Credit Agreement, dated as of October 18, 1999, among Warburg, Pincus Ventures, L.P., the Investor and certain affiliates thereof as borrowers and The Chase Manhattan Bank as Administrative Agent for certain banks as lenders thereunder (the "WP Credit Facility Banks") and the WP Credit Facility Banks as lenders. Payments due with respect to a Payment or

      Drawing under this Section 5(b)(i) or 5(b)(ii) shall be made with interest thereon from the time due or demanded, as applicable, until payment therefor by the Company, at the rate per annum equal to the rate of interest payable by the Company under the Credit Line with respect to such amounts prior to the occurrence of an Event of Default; PROVIDED, HOWEVER that on the occurrence of an Event of Default under the Credit Line, all amounts due from the Company shall be payable at the rate announced by the Bank at its head office in Boston, Massachusetts as its Base Rate, plus 5%; PROVIDED, FURTHER, that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount. Each change in the Base Rate shall take effect on the date of announcement of any such change.

      5.2. GRANT OF SECURITY INTEREST TO SECURE REIMBURSEMENT OF GUARANTY AND LETTER OF CREDIT. As collateral for the repayment in full of the Secured Obligations (such term and other capitalized terms used in this Article 5 but not defined in this Article 5 or otherwise in this Agreement having the meanings set forth on Exhibit II hereto), the Company does hereby grant to the Investor a security interest in the Collateral. Upon the occurrence and continuance of an Event of Default under the Credit Line (other than an Event of Default under the Credit Line that relates solely to the Investor) (such event, an "Event of Default"), the Investor shall have all the rights and remedies of a secured party under the Uniform Commercial Code of the State of New York (as in effect from time to time, the "UCC"). To the extent the UCC requires the Investor to provide notice of any sale or disposition of Collateral to the Company, the Company agrees that any such sale or disposition may be made after twenty business days' notice thereof shall have been given to the Company. The Company represents and warrants that the security interest created hereby shall constitute at all times a first priority security interest in the Collateral to secure the repayment in full of the Obligations under applicable law, including the UCC, PROVIDED, HOWEVER that the Company may grant the following security interests with a higher priority in the Collateral than the security interest granted to the Investor hereby: (i) purchase money security interests in specific items of equipment; (ii) operating or capital leases of specific items of equipment; (iii) liens for taxes not yet payable; (iv) monies the Company may have on deposit with the Bank (excluding, however, any proceeds of the Collateral); (v) liens (other than any lien imposed by ERISA and other than on the Collateral) consisting of pledges or deposits required in the ordinary course of the Company's business in connection with workers' compensation, unemployment insurance and other social security legislation; (vi) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similiar liens (whether arising by operation of law, contract or otherwise) arising in the ordinary course of the Company's business; (vii) liens arising out of conditional sale, title retention, consignment or similiar arrangements for the sale of goods entered into by the Company (or any subsidiary of the Company, as the case may be) in the ordinary course of the Company's business not materially interfering with the conduct of the Company and any subsidiaries thereof as a whole; and (viii) security interests and liens consented to in writing by the Investor in its reasonable discretion, which consent shall not be unreasonably withheld. The name of the Company as included in its certificate of incorporation is Scientific Learning Corporation. The Company is organized under the laws of the state of Delaware and the principal place of business of the Company is California. The Company shall give the Investor written notice within ten business days of any change in the company's name, state of organization or principal place of business.

      5.3. OBLIGATIONS OF COMPANY WITH RESPECT TO COLLATERAL. The Company shall warrant and defend the right and title herein granted to the Investor in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all persons whomsoever. The Company agrees that at any time, and from time to time, at the expense of the Company, the Company shall promptly execute and deliver all further instruments, and take all further action, that may be necessary or that the Investor may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Investor to exercise and enforce its rights and remedies hereunder with respect to any Collateral. The Company authorizes the Investor (and irrevocably appoints the Investor as its attorney in fact) to execute, amend, file and continue in the name and on behalf of the Company UCC financing statements as may be necessary or desirable in the judgment of the Investor to perfect the security interest intended to be granted hereunder. Such appointment is coupled with an interest.

      5.4. INVESTOR FREE OF OBLIGATIONS RELATING TO COLLATERAL. The security interest granted by the Company pursuant to Section 5.2 hereof is granted as security only and shall not subject the Investor to, or in any way alter or modify, any obligation or liability of the Company with respect to or arising out of the Collateral.

      5.5. COMPANY'S OBLIGATIONS WITH RESPECT TO INTELLECTUAL PROPERTY GRANTED AS COLLATERAL. The Company shall comply with the provisions set forth on Exhibit III hereto.

6.    MISCELLANEOUS.

      6.1. BINDING AGREEMENT; ASSIGNMENT. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement except as expressly otherwise provided in this Agreement.

      6.2. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents, made and to be performed entirely within the State of New York, irrespective of any contrary result otherwise required under the conflict or choice of law rules of New York.

      6.3. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

      6.4. TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

      6.5. NOTICES. Any notice required or permitted under this Agreement must be given in writing and shall be deemed effectively given upon personal delivery or upon deposit with the United States Post Office, postage prepaid, addressed to the Company at 1995 University Avenue, Suite 400, Berkeley, California 94704, or to the Investor at 466 Lexington Avenue, New York, New York 10017, or at such other address as a party may designate by ten days' advance written notice to the other party.

      6.6. MODIFICATION; WAIVER. No modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and approved by the Company and the Investor.

      6.7. FURTHER ASSURANCES. The parties shall take such further actions, and execute, deliver and file such documents, as may be necessary or appropriate to effectuate the intent of this Agreement.

      6.8. CONSTRUCTION. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party. Any references to any federal, state, local or foreign statute or law shall also refer to all rules and regulations promulgated thereunder, unless the context otherwise requires. Unless the context otherwise requires: (a) a term has the meaning assigned to it by this Agreement; (b) forms of the word "include" mean that the inclusion is not limited to the items listed; (c) "or" is disjunctive but not exclusive; (d) words in the singular include the plural, and in the plural include the singular; (e) provisions apply to successive events and transactions; (f) "hereof", "hereunder", "herein" and "hereto" refer to the entire Agreement and not any section or subsection; and (g) "$" means the currency of the United States.

      6.9. SEVERABILITY. If any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any such instrument. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms and commercial effect to such invalid or unenforceable provision as may be possible and be valid and enforceable.

      6.10. ENTIRE AGREEMENT. This Agreement and the Exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party will be liable or bound to the other in any manner by any representations, warranties, covenants and agreements other than those specifically set forth herein.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

                      [THE NEXT PAGE IS THE SIGNATURE PAGE]

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                    SCIENTIFIC LEARNING CORPORATION


                                    By:  /s/ Jane A. Freeman
                                         -------------------------------------
                                         Jane A. Freeman
                                         Chief Financial Officer



                                    WPV, INC.


                                    By:  /s/ Timothy Curt
                                         -------------------------------------
                                         Name:  Timothy Curt
                                         Title: Vice President







                 [SIGNATURE PAGE TO AGREEMENT TO ISSUE WARRANT]

                                    EXHIBIT I

THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY NOT BE SOLD, OR OTHERWISE TRANSFERRED, IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND UNDER ANY SUCH APPLICABLE STATE LAWS, OR IN VIOLATION OF THE RESTRICTION ON TRANSFER CONTAINED IN SECTIONS 7.1 AND 7.2 OF THIS WARRANT.

                      WARRANT TO PURCHASE 1,375,000 SHARES
                               OF COMMON STOCK OF
                         SCIENTIFIC LEARNING CORPORATION

This certifies that WPV, INC., a Delaware corporation, and its successors and assigns (collectively, the "Holder"), for value received, is entitled to purchase from SCIENTIFIC LEARNING CORPORATION, a Delaware corporation (the "Company"), having a place of business at 1995 University Avenue, Suite 400, Berkeley, California 94704, a maximum of 1,375,000 fully paid and nonassessable shares of the Company's common stock, par value $0.001 per share ("Common Stock") for cash at a price of $8.00 per share (the "Stock Purchase Price") at any time or from time to time up to and including 5:00 p.m. (Pacific time) on March 9, 2008 (the "Expiration Date"), upon satisfaction by the Holder of the conditions set forth in Section 1.1 hereof. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in
Section 3 of this Warrant.

This Warrant is made on the following terms and subject to the following conditions:

1.    EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES.

      1.1. GENERAL. This Warrant is exercisable at the option of the Holder, at any time or from time to time up to and including 5:00 p.m. (Pacific time) on the Expiration Date, for all or any part of the shares of Common Stock (but not for a fraction of a share) that may be purchased hereunder. The shares of Common Stock purchased under this Warrant will be and are deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which the following are delivered to the Company's principal office (or such other location as the Company may advise the Holder in writing): (a) this Warrant properly endorsed; (b) a completed, executed Form of Subscription, in a form substantially equivalent to Exhibit A hereto and a completed, executed letter of Investment Representations, in a form substantially equivalent to Exhibit B hereto; and (c) if applicable, cash, a certified check, or delivery of funds via wire transfer, in an amount equal to the aggregate exercise price for the number of shares for which this Warrant is being exercised (determined as the number of shares to be issued upon exercise multiplied by the Stock Purchase Price) unless the Holder elects to conduct a net issue exercise pursuant to
Section 1.2 hereof. Certificates for the shares of Common Stock so purchased, together with any other securities or property to which the Holder is entitled upon such exercise, shall be delivered to the Holder by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the shares that may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder within a reasonable time. Each stock certificate so delivered shall be in such denomination of Common Stock as may be requested by the Holder and shall be registered in the name of the Holder.

      1.2. NET ISSUE EXERCISE. Notwithstanding anything otherwise to the contrary, if the fair market value of one share of the Common Stock is greater than the Stock Purchase Price (at the date of calculation as set forth below), in lieu of payment by the Holder of cash for the shares of Common Stock to be purchased upon an exercise of this Warrant, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by notice of such election to the Company and satisfaction only of the conditions set forth in Sections 1.1(a) and 1.1(b) hereof, in which event the Company will issue to the Holder a number of shares of Common Stock computed using the following formula:

      X = Y (A-B)
         ---------
            A

      Where X =   the number of shares of Common Stock to be issued to the
      Holder

            Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

            A = the fair market value of one share of the Company's Common Stock (at the date of such calculation)

            B = Stock Purchase Price (as adjusted to the date of such calculation)

For purposes of the above calculation, fair market value of one share of Common Stock shall be the average of the bid and ask (or, if not available, the closing price) of the Company's Common Stock on the Nasdaq National Market or such other domestic market or exchange on which the shares of Common Stock are traded on the day prior to the exercise of this Warrant, as reported in the Wall Street Journal.

2.    SHARES TO BE FULLY PAID; RESERVATION OF SHARES.

All shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved, for the purpose of issue upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company shall take all such actions as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common

Stock may be listed; PROVIDED, HOWEVER, that the Company will not be required to effect a registration under Federal or state securities laws with respect to such exercise. The Company shall not take any action that would result in any adjustment of the Stock Purchase Price if the total number of shares of Common Stock issuable after such action upon exercise of all outstanding warrants, together with all shares of Common Stock then issuable upon exercise of all options and upon the conversion of all outstanding shares of Preferred Stock and shares of Preferred Stock issuable upon the exercise of all outstanding options and warrants, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of all outstanding options, would exceed the total number of shares of Common Stock then authorized by the Company's Restated Certificate of Incorporation.

3.    ADJUSTMENT OF STOCK PURCHASE PRICE AND NUMBER OF SHARES.

The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3. Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

      3.1. SUBDIVISION OR COMBINATION OF STOCK. If the Company at any time subdivides its outstanding shares of Common Stock into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, if the outstanding shares of Common Stock of the Company are combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

      3.2. DIVIDENDS IN COMMON STOCK, OTHER STOCK, PROPERTY, RECLASSIFICATION. If at any time or from time to time the holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) receive or become entitled to receive, without payment therefor:

      (a) Common Stock or any shares of stock or other securities that are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution;

      (b) any cash paid or payable otherwise than as a cash dividend; or

      (c) Common Stock or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement (other than shares of Common Stock issued as a stock split or adjustments, which are covered by the terms of
Section 3.1),

then, and in each such case, the Holder shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clauses (b) and (c) above) that the Holder would hold on the date of such exercise had it been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

      3.3. REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If any recapitalization, reclassification or reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets or other transaction, is effected in such a way that holders of Common Stock are entitled to receive stock, securities, or other assets or property (an "Organic Change"), then, as a condition of such Organic Change, lawful and adequate provisions shall be made by the Company whereby the Holder shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby. In the event of any Organic Change, appropriate provision shall be made by the Company with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Stock Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or the corporation purchasing such assets shall assume by written instrument delivered to the Company and to the Holder the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

      3.4. CERTAIN EVENTS. If any change in the outstanding Common Stock of the Company or any other event occurs as to which the other provisions of this
Section 3 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder in accordance with such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares available under the Warrant, the Stock Purchase Price or the application of such provisions, so as to give the Holder upon exercise of the Warrant for the same aggregate Stock Purchase Price the total number, class and kind of shares as it would have owned had the Warrant been exercised prior to the event and had it continued to hold such shares until after the event requiring adjustment.

      3.5. NOTICES OF CHANGE.

      (a) Immediately upon any adjustment in the number or class of shares subject to this Warrant or the Stock Purchase Price, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

      (b) The Company shall give written notice to the Holder at least ten Business Days prior to the date on which the Company closes its books or takes a record for determining rights to receive any dividends or distributions. For purposes of this Warrant, "Business Day" shall mean any day (except Saturday or Sunday) on which banks are scheduled to be open to conduct business in the City of New York.

      (c) The Company shall also give written notice to the Holder at least twenty Business Days prior to the date on which an Organic Change is scheduled to take place.

4.    ISSUE TAX.

The issuance of certificates for shares of Common Stock upon the exercise of the Warrant shall be made without charge to the Holder for any issue tax (other than any applicable income taxes) in respect thereof; PROVIDED, HOWEVER, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder.

5.    CLOSING OF BOOKS.

The Company shall at no time close its transfer books against the transfer of any warrant or of any shares of Common Stock issued or issuable upon the exercise of any warrant in any manner that interferes with the timely exercise of this Warrant.

6.    NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY.

Nothing contained in this Warrant shall be construed as conferring upon the Holder solely in its capacity as holder of this Warrant the right to vote or to consent or to receive notice as a stockholder of the Company on any matters or any rights whatsoever as a stockholder of the Company prior to the purchase by the Holder of shares of Common Stock pursuant to an exercise of this Warrant. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant is exercised. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of the Holder for the Stock Purchase Price or as a stockholder of the Company, whether such liability is asserted by the Company or by its creditors.

7.    DISPOSITION.

      7.1. UNREGISTERED SECURITY. Subject to compliance with applicable federal and state securities laws and the transfer restriction set forth in Section 7.2 of this Warrant, this Warrant and all rights hereunder are transferable in whole or in part upon surrender of this Warrant properly endorsed. Each holder of this Warrant acknowledges that this Warrant, and the shares of Common Stock purchasable upon exercise of this Warrant (the "Warrant Shares") have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant and any Warrant Shares issued upon its exercise until one of the following events shall have occurred:

      (a) the Company shall have received an opinion of counsel, in form and substance reasonably acceptable to the Company and its counsel, or other evidence reasonably acceptable to the Company, stating that the contemplated transfer is exempt from registration under the 1933 Act as then in effect, and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder. Within five Business Days after delivery to the Company and its counsel of such opinion or evidence, the Company either shall deliver to the proposed transferor a statement to the effect that such opinion or evidence is not satisfactory in the reasonable opinion of its counsel (and shall specify in detail the legal analysis supporting any such conclusion) or shall authorize the Company's transfer agent to make the requested transfer; or

      (b) the Company shall have been furnished with a letter from the Commission in response to a written request in form and substance acceptable to counsel for the Company setting forth all of the facts and circumstances surrounding the contemplated transfer, stating that the Commission will take no action with regard to the contemplated transfer; or

      (c) the Warrant and any Warrant Shares, as applicable, are transferred pursuant to a registration statement which has been filed with the Commission and has become effective; or

      (d) the Warrant and any Warrant Shares, as applicable, are transferred pursuant to and in accordance with Rule 144 or Rule 144A promulgated by the Commission under the 1933 Act accompanied, upon reasonable request, by an opinion of counsel reasonably satisfactory to the Company that such transfer complies with Rule 144 or 144A.

Each certificate or other instrument for Warrant Shares issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect.

      7.2. TRANSFERS. To the extent the Holder transfers this Warrant in part, the Holder shall either: (i) make such transfer to an affiliate (as such term is defined in the rules promulgated under the Securities Exchange Act of 1934, as amended); or (ii) transfer at a minimum Warrants representing the right to purchase 200,000 shares of Common Stock (appropriately adjusted for any stock split, dividend, combination or other recapitalization). Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company, at the Company's option, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes.

8.    LOST WARRANTS.

Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company, at its expense, shall make and deliver a new Warrant of like tenor to the Holder in lieu of the lost, stolen, destroyed or mutilated Warrant.

9.    FRACTIONAL SHARES.

No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the fair market value of a share of Common Stock at the time of such exercise. For such purposes, fair market value of one share of Common Stock shall be the average of the bid and ask (or, if not available, the closing price) of the Company's Common Stock on the Nasdaq National Market or such other domestic market or exchange on which the shares of Common Stock are traded on the day prior to the exercise of this Warrant as reported in the Wall Street Journal.

10.   MISCELLANEOUS.

      10.1. BINDING UPON SUCCESSORS. This Warrant shall inure to the benefit of and be binding upon the respective successors and assigns of the Company and the Holder. Nothing in this Warrant, express or implied, is intended to confer upon any third party any rights, remedies, obligations or liabilities under or by reason of this Warrant.

      10.2. GOVERNING LAW. This Warrant shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents, made and to be performed entirely within the State of Delaware, irrespective of any contrary result otherwise required under the conflict or choice of law rules of Delaware.

      10.3. NOTICES. Any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit with the United States Post Office, postage prepaid, addressed to the Company at 1995 University Avenue, Suite 400, Berkeley, California 94704, or to the Holder at 466 Lexington Avenue, New York, New York 10017, or at such other address as may be designated by ten Business Days' advance written notice to the Company or the Holder, as applicable.

      10.4. MODIFICATION; WAIVER. No modification or waiver of any provision of this Warrant or consent to departure therefrom shall be effective unless in writing and approved by the Company and the Holder.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

                      [THE NEXT PAGE IS THE SIGNATURE PAGE]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officer, thereunto duly authorized, this ___ day of March 2001.

                                    SCIENTIFIC LEARNING CORPORATION

                                    By:
                                       ---------------------------------
                                       Jane A. Freeman
                                       Chief Financial Officer




             [SIGNATURE PAGE TO WARRANT TO PURCHASE 1,375,000 SHARES
               OF COMMON STOCK OF SCIENTIFIC LEARNING CORPORATION]

                                   EXHIBIT A

                               SUBSCRIPTION FORM

                                                Date: ______________________

Scientific Learning Corporation
1995 University Avenue, Suite 400
Berkeley, CA  94704

Attn:  Chief Executive Officer

Ladies and Gentlemen:

(PLEASE CHECK ONE)

/_/ The undersigned hereby elects to exercise the warrant issued to it by Scientific Learning Corporation (the "Company") and dated March 9, 2001 (the "Warrant") and to purchase thereunder _________________________ shares of the Common Stock of the Company (the "Shares") at a purchase price of _____________________ Dollars ($________) per Share or an
      aggregate purchase price of ___________________________ Dollars ($_________) (the "Purchase Price"). Pursuant to the terms of the Warrant the undersigned has delivered the Purchase Price herewith in full in cash or by certified check or wire transfer.

/_/ The undersigned hereby elects to convert ____________________________ percent (____%) of the value of the Warrant pursuant to the provisions of
      Section 1.2 of the Warrant allowing a "Net Issue Exercise" in exchange for ___________ shares of the Common Stock of the Company.

      The undersigned also makes the representations set forth on the attached Exhibit B of the Warrant.

                                    Very truly yours,

                                    WPV, INC.


                                    By:
                                        --------------------------------
                                        Name:
                                              --------------------------
                                        Title:
                                               -------------------------

                                    EXHIBIT B

                           INVESTMENT REPRESENTATIONS

THESE INVESTMENT REPRESENTATIONS MUST BE COMPLETED, SIGNED AND RETURNED TO SCIENTIFIC LEARNING CORPORATION ALONG WITH THE SUBSCRIPTION FORM BEFORE THE COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANT DATED JANUARY __, 2001 WILL BE ISSUED.

                                                Date: _________________



Scientific Learning Corporation
1995 University Avenue, Suite 400
Berkeley, CA  94704

Attn:  Chief Executive Officer

Ladies and Gentlemen:

The undersigned, WPV, Inc. ("Purchaser"), intends to acquire up to _______ shares of the Common Stock (the "Common Stock") of Scientific Learning Corporation (the "Company") from the Company pursuant to the exercise or conversion of certain Warrants to purchase Common Stock held by Purchaser. The Common Stock will be issued to Purchaser in a transaction not involving a public offering and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"), and applicable state securities laws. In connection with such purchase and in order to comply with the exemptions from registration relied upon by the Company, Purchaser represents, warrants and agrees as follows:

Purchaser is acquiring the Common Stock for its own account, to hold for investment, and Purchaser will not make any sale, transfer or other disposition of the Common Stock in violation of the 1933 Act or the General Rules and Regulations promulgated thereunder by the Securities and Exchange Commission (the "SEC") or in violation of any applicable state securities law.

Purchaser has been advised that the Common Stock has not been registered under the 1933 Act or state securities laws on the ground that this transaction is exempt from registration, and that reliance by the Company on such exemptions is predicated in part on Purchaser's representations set forth in this letter.

Purchaser has been informed that under the 1933 Act, the Common Stock must be held indefinitely unless it is subsequently registered under the 1933 Act or unless an exemption from such registration (such as Rule 144) is available with respect to any proposed transfer or disposition by Purchaser of the Common Stock. Purchaser further agrees that the Company may refuse to permit Purchaser to sell, transfer or dispose of the Common Stock (except as permitted under Rule
144) unless there is in effect a registration statement under the 1933 Act and any applicable state securities laws covering such transfer, or unless Purchaser furnishes an opinion of counsel reasonably satisfactory to counsel for the Company, to the effect that such registration is not required.

Purchaser also understands and agrees that there will be placed on the certificate(s) for the Common Stock, or any substitutions therefor, a legend stating in substance:

            "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws. These shares have been acquired for investment and may not be sold or otherwise transferred in the absence of an effective registration statement for these shares under the Securities Act and applicable state securities laws, or an opinion of counsel satisfactory to the Company that registration is not required and that an applicable exemption is available."

Purchaser has carefully read this letter and has discussed its requirements and other applicable limitations upon Purchaser's resale of the Common Stock with Purchaser's counsel.

                                    Very truly yours,

                                    WPV, INC.

                                    By:
                                        --------------------------------
                                        Name:
                                              --------------------------
                                        Title:
                                               -------------------------

                                   EXHIBIT II

      "ACCOUNT DEBTOR" shall mean any person who is or who may become obligated to the Company under, with respect to or on account of an Account.

      "ACCOUNTS" shall mean any and all right, title and interest of the Company to payment for goods and services sold or leased, including any such right evidenced by chattel paper, whether due or to become due, whether or not it has been earned by performance, and whether now or hereafter acquired or arising in the future, including accounts receivable from Affiliates of the Grantors.

      "ACCOUNTS RECEIVABLE" shall mean all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired, including the Liens and security interests granted pursuant to the Agreement to Issue Warrant to which this
Exhibit II is attached.

      "COLLATERAL" shall mean all (a) Accounts Receivable, (b) Documents, (c) Equipment, (d) General Intangibles, (e) Inventory, (f) cash and cash accounts,
(g) Investment Property and (h) Proceeds.

      "COPYRIGHT LICENSE" shall mean any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by the Company or which such Grantor otherwise has the right to license, or granting to the Company the right to use any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

      "COPYRIGHTS" shall mean all of the following now owned or hereafter acquired by the Company: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule II.

      "DOCUMENTS" shall mean all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral.

      "ENTITLEMENT HOLDER" shall mean a person identified in the records of a Securities Intermediary as the person having a Security Entitlement against the Securities Intermediary. If a person acquires a Security Entitlement by virtue of Section 8-501(b)(2) or (3) of the Uniform Commercial Code, such person is the Entitlement Holder.

      "EQUIPMENT" shall mean all equipment, furniture and furnishings, and all tangible personal property similar to any of the foregoing, including tools, parts and supplies of every kind and description, and all improvements, accessions or appurtenances thereto, that are now or hereafter owned by the Company. The term Equipment shall include Fixtures.

      "FINANCIAL ASSET" shall mean (a) a Security, (b) an obligation of a person or a share, participation or other interest in a person or in property or an enterprise of a person, which is, or is of a type, dealt with in or traded on financial markets, or which is recognized in any area in which it is issued or dealt in as a medium for investment or (c) any property that is held by a Securities Intermediary for another person in a Securities Account if the Securities Intermediary has expressly agreed with the other person that the property is to be treated as a Financial Asset under Article 8 of the Uniform Commercial Code. As the context requires, the term Financial Asset shall mean either the interest itself or the means by which a person's claim to it is evidenced, including a certificated or uncertificated Security, a certificate representing a Security or a Security Entitlement.

      "FIXTURES" shall mean all items of Equipment, whether now owned or hereafter acquired, of the Company that become so related to particular real estate owned by the Company that an interest in them arises under any real estate law applicable thereto; PROVIDED, HOWEVER that such term shall not include any fixtures that may be found in property leased by the Company.

      "GUARANTY" means the Guaranty, dated March 9, 2001, of the Investor in favor of Fleet National Bank, as the same may be modified, supplemented or amended from time to time.

      "GENERAL INTANGIBLES" shall mean all choses in action and causes of action and all other assignable intangible personal property of the Company of every kind and nature (other than Accounts Receivable) now owned or hereafter acquired by the Company, including all rights and interests in partnerships, limited partnerships, limited liability companies and other unincorporated entities, corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Hedging Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to the Company to secure payment by an Account Debtor of any of the Accounts Receivable.

      "INTELLECTUAL PROPERTY" shall mean all intellectual and similar property of the Company of every kind and nature now owned or hereafter acquired by the Company, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

      "INVENTORY" shall mean all goods of the Company, whether now owned or hereafter acquired, held for sale or lease, or furnished or to be furnished by the Company under contracts of service, or consumed in the Company's business, including raw materials, work in process and finished goods.

      "INVESTMENT PROPERTY" shall mean all Securities (whether certificated or uncertificated), Security Entitlements and Securities Accounts of the Company, whether now owned or hereafter acquired by the Company.

      "LICENSE" shall mean any Patent License, Trademark License, Copyright License or other license or sublicense relating to Intellectual Property to which the Company is a party (other than those license agreements which by their terms prohibit assignment or a grant of a security interest).

      "PATENT LICENSE" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by the Company or which the Company otherwise has the right to license, is in existence, or granting to the Company any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of the Company under any such agreement.

      "PATENTS" shall mean all of the following now owned or hereafter acquired by the Company: (a) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Exhibit IV attached hereto, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

      "PROCEEDS" shall mean any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property which constitutes Collateral, and shall include any claim of the Company against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (i) past, present or future infringement of any Patent now or hereafter owned by the Company, or licensed under a Patent License, (ii) past, present or future infringement or dilution of any Trademark now or hereafter owned by the Company or licensed under a Trademark License or injury to the goodwill associated with or symbolized by any Trademark now or hereafter owned by the Company, (iii) past, present or future breach of any License and (iv) past, present or future infringement of any Copyright now or hereafter owned by the Company or licensed under a Copyright License and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

      "SECURED OBLIGATIONS" shall mean the due and punctual payment by the Company of: (A) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the obligation of the Company pursuant to
Section 5.1 of this Agreement to reimburse the Investor for amounts paid by the Investor under or in respect of its Guaranty, dated March 9, 2001, in favor of Fleet National Bank, when due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise; (B) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the obligation of the Company pursuant to

Section 5.1 of this Agreement to reimburse the Investor for amounts paid by the Investor in respect of the reimbursement of drawings under the Letter of Credit, issued by the Chase Manhattan Bank USA, N.A., dated March 9, 2001, in favor of Fleet National Bank, when due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise; and (C) all other monetary obligations, including fees, indemnities, costs, and reasonable expenses, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Company to the Investor under this Agreement.

      "SECURITIES" shall mean any obligations of an issuer or any shares, participations or other interests in an issuer or in property or an enterprise of an issuer which (a) are represented by a certificate representing a security in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of the issuer, (b) are one of a class or series or by its terms is divisible into a class or series of shares, participations, interests or obligations and (c)(i) are, or are of a type, dealt with or traded on securities exchanges or securities markets or (ii) are a medium for investment and by their terms expressly provide that they are a security governed by Article 8 of the Uniform Commercial Code.

      "SECURITIES ACCOUNT" shall mean an account to which a Financial Asset is or may be credited in accordance with an agreement under which the person maintaining the account undertakes to treat the person for whom the account is maintained as entitled to exercise rights that comprise the Financial Asset.

      "SECURITY ENTITLEMENTS" shall mean the rights and property interests of an Entitlement Holder with respect to a Financial Asset.

      "SECURITIES INTERMEDIARY" shall mean (a) a clearing corporation or (b) a person, including a bank or broker, that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity.

      "TRADEMARK LICENSE" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by the Company or which the Company otherwise has the right to license, or granting to the Company any right to use any Trademark now or hereafter owned by any third party, and all rights of the Company under any such agreement.

      "TRADEMARKS" shall mean all of the following now owned or hereafter acquired by the Company: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and pending applications in the United States Patent and Trademark Office, any State of the United States or any similar offices in any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Exhibit V attached hereto except for "Intent to Use" applications for Trademark or Service Mark registrations filed pursuant to
Section 1(b) of the Lanham Act,
unless and until an Amendment to Allege Use or a Statement of Use under Section 1(c) and 1(d) of said Act has been filed, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

      "Uniform Commercial Code" means the Uniform Commercial Code of the State of New York, as in effect from time to time.

                                   EXHIBIT III

    SPECIAL PROVISIONS RELATING TO INTELLECTUAL PROPERTY PLEDGED AS SECURITY

            (a) The Company hereby agrees that it will not, nor will it permit any of its licensees to, do any act, or omit to do any act, whereby any Patent which is material to the conduct of the business of the Company may become invalidated or dedicated to the public, where such invalidation or dedication to the public could have a material adverse effect on the Company, as determined by the Company in the exercise of its reasonable business judgment,.

            (b) The Company (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of the business of the Company, take all steps that the Company in the exercise of its reasonable business judgment determines is in the Company's best interest, to
(i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

            (c) The Company (either itself or through licensees) will, for each work covered by a Copyright material to the conduct of the business of the Company continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its rights under applicable copyright laws in all material respects.

            (d) The Company shall notify the Investor immediately if it knows that any Patent, Trademark or Copyright material to the conduct of the business of the Company may become abandoned, lost or dedicated to the public, where such abandonment, loss or dedication to the public could have a material adverse effect on the Company, as determined by the Company in the exercise of its reasonable business judgment, or of any material adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office) regarding the Grantor's ownership of any such Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

            (e) Within ten business days of the filing by the Company, either itself or through any agent, employee, licensee or designee, of an application for any Patent, Trademark or Copyright material to the conduct of the business of the Company, as determined by the Company in the exercise of its reasonable business judgment (or for the registration of any such Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States, the Company shall inform the Investor of such filing or registration, and, upon request of the Investor, execute and deliver any and all agreements, instruments, documents and papers as the Investor may request to evidence the Investor's security interest in such Patent, Trademark or Copyright, and the Company hereby appoints the Investor as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

            (f) The Company will take all steps that the Company in the exercise of its reasonable business judgment determines are in the Company's best interest and that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of the business of the Company, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

            (g) In the event that the Company has reason to believe that any Collateral consisting of a Patent, Trademark or Copyright material to the conduct of the business of the Company, has been or is about to be infringed, misappropriated or diluted by a third party in any manner that the Company determines in the exercise of its reasonable business judgment to be reasonably likely to have a material adverse effect on the Company, the Company promptly shall notify the Investor and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

                                   EXHIBIT IV

                  PATENTS OF THE COMPANY GRANTED AS COLLATERAL



                        [not included with public filing]

                                    EXHIBIT V

                 TRADEMARKS OF THE COMPANY GRANTED AS COLLATERAL




                        [not included with public filing]